                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  June 28, 1996
                                                           -------------


                          PERSEPTIVE BIOSYSTEMS, INC.

        ______________________________________________________________
             (Exact name of registrant as specified in its charter)


                                    Delaware

             _____________________________________________________
                 (State or other jurisdiction of incorporation)


       0-20032                                                  04-2987616

___________________________                            _________________________
(Commission File Number)                                  (IRS Employer Id. No.)


                 500 Old Connecticut Path Framingham, MA  01701

          ___________________________________________________________
             (Address of principal executive offices)   (Zip Code)

              Registrant's telephone number, including area code:

                                 (508) 383-7700
                                 ______________
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Item 5.  Other Events.
         ------------

         Effective June 28, 1996 (the "Closing Date"), PerSeptive Biosystems, Inc. (the "Company") and ChemGenics Pharmaceuticals Inc., a Delaware corporation located in Cambridge, Massachusetts ("ChemGenics"), completed the transactions contemplated by a Master Agreement, dated as of May 7, 1996 (the "Master Agreement"), between the Company and ChemGenics. Pursuant to the terms of the Master Agreement, the Company transferred certain assets and employees of the Company's drug discovery program and agreed to license under a related License Agreement, dated June 28, 1996 (the "License Agreement"), between the Company and ChemGenics, on a non-exclusive basis, the Company's technology in the field of drug discovery to ChemGenics in exchange for 9,792,679 shares (the "Shares") of common stock, $.001 par value per share (the "ChemGenics Common Stock"), of ChemGenics, which is equal to forty percent (40%) of the fully diluted capital stock of ChemGenics as of the date of the Master Agreement. Of such Shares, 979,268 shares (the "Earnout Shares") were issued to the Company as an earnout payment for services, equipment use and supplies for a period of three (3) years following the Closing Date. If any of the services, equipment use and supplies are not provided by the Company during such three-year period in accordance with a related Consulting and Interim Services Agreement, dated June 28, 1996 (the "Consulting and Interim Services Agreement"), between the Company and ChemGenics, the Company will forfeit certain of the Earnout Shares in accordance with a formula set forth in the Consulting and Interim Services Agreement. In addition, the Company was issued a warrant to purchase, for a period of four years from the Closing Date, 4,896,335 shares (the "Warrant Shares") of ChemGenics Common Stock at $5.00 per share.

         Under the License Agreement, ChemGenics obtained a world-wide, royalty-free, non-exclusive license to the Company's and the Company's affiliates' patented and unpatented technology, in each case for use in drug discovery only as set forth in the License Agreement.

         As contemplated by the Master Agreement and in addition to the License Agreement and Consulting and Interim Services Agreement, the Company and ChemGenics have entered into a number of other related agreements dated as of the Closing Date, including an agreement for use of a portion of the Company's Framingham facility, a Confidentiality and Non-Competition Agreement, a Standstill and Registration Rights Agreement providing the Company with certain piggy-back and demand registration rights of the Shares and Warrant Shares and a Voting Agreement providing for the election of nominees of the Company to the Board of Directors of ChemGenics, subject to certain conditions.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

         (c)     Exhibits.
                 ---------

           Exhibit No.      Exhibit
           -----------      -------


                 2 Master Agreement, dated as of May 7, 1996, between ChemGenics Pharmaceuticals a d/b/a of Myco Pharmaceuticals Inc.

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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         PERSEPTIVE BIOSYSTEMS, INC.


                                         By:  /s/ Noubar B.  Afeyan
                                            -------------------------------
                                            Noubar B. Afeyan
                                            Chief Executive Officer

Dated: July 9, 1996

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                                 Exhibit Index


Exhibit
Number         Description
- ------         -----------

  2            Master Agreement, dated as of May 7, 1996, between
               ChemGenics Pharmaceuticals a d/b/a of Myco Pharmaceuticals Inc.

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                  EXHIBITS AND SCHEDULES OMITTED IN ACCORDANCE
                     WITH ITEM 601(b)(2) OF REGULATION S-K


EXHIBITS
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Exhibit 1.03(A)(ii)     Form of License Agreement
Exhibit 1.03(C)(i)      Terms of Consulting and Interim Services Agreement
Exhibit 1.03(C)(ii)     Terms of Sub-Lease Agreement
Exhibit 1.03(C)(iii)    Terms of Confidentiality and Non-Competition Agreement
Exhibit 1.03(C)(iv)     Terms of Standstill and Registration Rights Agreement
Exhibit 1.03(C)(v)      Terms of Voting Agreement
Exhibit 4.02            Confidentiality Agreement (Pre-Closing)
Exhibit 6.06            Form of Opinion of PerSeptive's Counsel
Exhibit 7.06            Form of Opinion of ChemGenics' Counsel


SCHEDULES
- ---------
Schedule 1.01(b)        Drug Discovery Program Assets
Schedule 1.02           Assumed Liabilities
Schedule 2.06           Drug Discovery Program Liabilities
Schedule 2.07           Absence of Adverse Change
Schedule 2.09           Litigation
Schedule 2.12           Certain Employees
Schedule 2.13           Employee Benefits
Schedule 2.17           Environmental Compliance
Schedule 2.19           Outstanding Commitments
Schedule 3.06           Financial Statements
Schedule 3.08           Transactions with Affiliates
Schedule 3.12           Capitalization
Schedule 3.17           Environmental Permits
Schedule 3.19           Certain Agreements


         PerSeptive Biosystems, Inc. will furnish supplementally a copy of any omitted exhibit or schedule to the Securities and Exchange Commission upon request, provided, however that PerSeptive Biosystems, Inc. may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or exhibit so furnished.

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